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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: SEPTEMBER 5, 2000



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                    0-26802                 58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

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ITEM 5.  OTHER ITEMS.

         On September 5, 2000, CheckFree Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the merger of TransPoint LLC ("TransPoint") with and into the Company had closed. Under the terms of the merger agreement, the TransPoint business will be operated through wholly owned subsidiaries of the Company. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

          Exhibit No.                   Description

             99 Press release, dated September 5, 2000, entitled "CheckFree and TransPoint Complete Merger"

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHECKFREE CORPORATION


Date:  September 5, 2000                By: /s/ Allen L. Shulman
                                           ------------------------------------
                                            Allen L. Shulman, Executive Vice
                                              and General Counsel

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                                  EXHIBIT INDEX


             Exhibit No.                Description

                  99 Press release, dated September 5, 2000, entitled "CheckFree and TransPoint Complete Merger"